            As filed with the Securities and Exchange Commission,
                         via EDGAR, on May 6, 1999
                                                          Registration No. 333-
-----------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                             --------------------
                         MIRAGE RESORTS, INCORPORATED
            (Exact name of registrant as specified in its charter)
                             --------------------
                Nevada                              88-0058016
(State or other jurisdiction of incorporation   (I.R.S. Employer Identification
 or organization)                                 Number)
                              --------------------
                        3600 Las Vegas Boulevard South
                            Las Vegas, Nevada 89109
                                (702) 693-7111
              (Address, including zip code, and telephone number,
                including area code, of registrant's principal
                              executive offices)
                             --------------------
                            Bruce A. Levin, Esquire
                         Mirage Resorts, Incorporated
                        3600 Las Vegas Boulevard South
                            Las Vegas, Nevada 89109
                                (702) 693-7111
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                             --------------------
                 Please send a copy of all correspondence to:

                           Howell J. Reeves, Esquire
                      Wolf, Block, Schorr and Solis-Cohen LLP
                        Twelfth Floor Packard Building
                             111 South 15th Street
                       Philadelphia, Pennsylvania 19102
                                (215) 977-2000
                             --------------------
           Approximate date of commencement of the proposed sale to
             the public: From time to time after this Registration
                         Statement becomes effective.
                             --------------------
       If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

       If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: / x /

       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / x / (File No. 333-39029)

       If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / / ________

If delivery of the prospectus is expected to be made pursuant to Rule
434 under the Securities Act, please check the following box: /   /
                              -------------------

                        CALCULATION OF REGISTRATION FEE
---------------------------------------------------------------------------------------------------
                                                                         PROPOSED
                                                       PROPOSED          MAXIMUM
  TITLE OF EACH CLASS OF               AMOUNT          MAXIMUM           AGGREGATE     AMOUNT OF
 SECURITIES TO BE REGISTERED           TO BE           OFFERING PRICE    OFFERING      REGISTRATION
                                       REGISTERED (1)  PER SECURITY (2)  PRICE (2)     FEE
---------------------------------------------------------------------------------------------------

Common Stock, $.004 par value........  $70,000,000     $25.25            $70,000,000   $19,460

================================================================================

(1) In no event will the aggregate initial offering price of the Securities registered hereby exceed $70,000,000, or the equivalent thereof in one or more foreign currencies or composite currencies, including European currency units.

(2) Estimated solely for the purpose of computing the registration fee, pursuant to Rule 457 under the Securities Act.
--------------------------------------------------------------------------------

                         EXPLANATION AND INCORPORATION
                      OF CERTAIN INFORMATION BY REFERENCE

      This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 (File No. 333-39029) filed by Mirage Resorts, Incorporated on October 30, 1997 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), is incorporated by reference into this Registration Statement.


                                 CERTIFICATION

       In accordance with Rule 111(b) under the Securities Act, the undersigned Registrant certifies as follows:

               (i) the Registrant or its agent has instructed the Registrant's bank or a wire transfer service to transmit to the Commission the applicable filing fee by a wire transfer of such amount from the account of the Registrant or its agent to the Commission's account at Mellon Bank as soon as practicable but no later than the close of the next business day following the filing of this Rule 462(b) registration statement;

               (ii) the Registrant or its agent will not revoke such instructions; and

               (iii) the Registrant or its agent has sufficient funds in such account to cover the amount of such filing fee.

       The Registrant further undertakes that, if such instructions have been sent after the close of business of such bank or wire transfer service, it will confirm receipt of such instructions by such bank or wire transfer service during regular business hours on the following business day.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 6th day of May, 1999.


                                          MIRAGE RESORTS, INCORPORATED



                                          By:          *
                                             ------------------------
                                               Stephen A. Wynn
                                               Chairman of the Board,
                                               President and Chief
                                               Executive Officer


       Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                          DATE

              *                             Chairman of the Board, President               May 6, 1999
---------------------------------           and Chief Executive Officer
Stephen A. Wynn                             (Principal Executive Officer)


              *                             Senior Vice President -                        May 6, 1999
---------------------------------           Finance and Development,
Daniel R. Lee                               Chief Financial Officer and
                                            Treasurer (Principal Financial
                                            and Accounting Officer)


              *                             Director                                       May 6, 1999
---------------------------------
Elaine P. Wynn


              *                             Director                                       May 6, 1999
---------------------------------
Melvin B. Wolzinger


SIGNATURE                                   TITLE                                          DATE

          *                                 Director                                       May 6, 1999
---------------------------------
Ronald M. Popeil


          *                                 Director                                       May 6, 1999
---------------------------------
Daniel B. Wayson


          *                                 Director                                       May 6, 1999
---------------------------------
George J. Mason


          *                                 Director                                       May 6, 1999
---------------------------------
Richard D. Bronson


* By
    -----------------------------
    Bruce A. Levin
    Attorney-in-Fact


                                 EXHIBIT INDEX


      ITEM              DESCRIPTION
      ----              -----------
      5                 Opinion and Consent of Peter C. Walsh, Esquire.
                        (Incorporated by reference to Exhibit 5 to the Registrant's Registration Statement on Form S-3
                        (Commission File No. 333-39029)).

      23.1              Consent of Arthur Andersen LLP.

      23.2              Consent of Peter C. Walsh, Esquire (included in Exhibit
                        5).

      24 Power of Attorney (Incorporated by reference to Exhibit 24 to the Registrant's Registration Statement on Form S-3 (Commission File No. 333-39029)).